EXHIBIT 10.2


                                 FIFTH AMENDMENT
                                TO LOAN AGREEMENT


         FIFTH AMENDMENT, dated September 30, 2004 (the "Amendment"), to the Loan Agreement referred to below, by and among (i) GENERAL DATACOMM INDUSTRIES, INC., a Delaware corporation, GENERAL DATACOMM, INC., a Delaware corporation ("GDC"), DATACOMM LEASING CORPORATION, a Delaware corporation, GDC HOLDING COMPANY, LLC, a Delaware limited liability company, GDC NAUGATUCK, INC., a Delaware corporation, GDC FEDERAL SYSTEMS, INC., a Delaware corporation, GDC REALTY, INC., a Texas corporation (each, a "Borrower" and collectively, the "Borrowers"), (ii) the lenders party thereto from time to time (the "Lenders"), and (iii) ABLECO FINANCE LLC, as agent for the Lenders (in such capacity, the "Agent").

           WHEREAS, the Borrowers are obligated to repay certain indebtedness owing to the Agent and the Lenders under that certain Loan and Security Agreement dated as of August 20, 2002 (as amended, supplemented and otherwise modified from time to time, the "Loan Agreement");

           WHEREAS, GDC has requested that the Lenders permit (i) GDC's incurrence of additional loans to be made by Howard S. Modlin in the principal amount of $250,000 (the "Affiliate Loans") for the payment of and to replace $250,000 of the Indebtedness owed the Lender and (ii) the grant by the Borrowers of Liens on their assets to secure the repayment of the Affiliate Loans, all in accordance with the promissory notes, warrant and the security agreement attached hereto as Exhibit A;

           WHEREAS, the Lenders are willing to consent to the transactions described in the immediately preceding paragraph, subject to (i) the execution and delivery of this Amendment by the Borrowers, and (ii) the other terms and conditions set forth in this Amendment;

           NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

     1.1 Definitions in Amendment. Any capitalized term used herein and not defined shall have the meaning assigned to it in the Loan Agreement.

     1.2 Affiliate Loans. Section 1.1 of the Loan Agreement is hereby amended by replacing the definition of the term "Affiliate Loans" to read in its entirety as follows:

                "'Affiliate Loans' means the loans made by Howard S. Modlin and John L. Segall to the Parent, on or about December 30, 2003, in an aggregate principal amount of $600,000, which loans are evidenced by promissory notes issued by the Parent and dated on or about December 30, 2003, the loans made by Howard S. Modlin and John L. Segall to the Parent on or about March 1, 2004 in an aggregate principal amount of $250,000, which loans are evidenced by Promissory Notes issued by the Parent and dated on or about March 1, 2004, the loans made by Howard S. Modlin and John L. Segall to the Parent on or about April 1, 2004 in an aggregate principal amount of $250,000, the loan made by Howard S. Modlin to the Parent on or about June 30, 2004 in the principal amount of $250,000, which loan is evidenced by a Promissory
     Note issued by the Parent and dated on or about June 30, 2004, and the loan made by Howard S. Modlin to the Parent on or about September 30, 2004 in the principal amount of $250,000, which loan is evidenced by a Promissory
     Note issued by the Parent and dated on or about September 30, 2004."

     1.3 Indebtedness; Amendments. (a) Section 7.1(g) of the Loan Agreement is hereby amended in its entirety to read as follows:

                "(g) the Affiliate Loans, provided that (i) the aggregate principal amount of the Affiliate Loans shall not exceed $1,600,000 and
     (ii) the Borrowers shall not pay any principal of, interest on or any other amount in respect of such Affiliate Loans if an Event of Default exists or would arise after giving effect to any such payment."

     1.4 Transactions with Affiliates. Lenders hereby consent and agree to the issuance of a warrant to Howard S. Modlin in form attached in connection with the loan made under Section 1.2 above and Section 7.14 of the Loan Agreement shall be deemed amended to permit such transaction.

     1.5 Financial Covenant Waiver. Lenders hereby waive the requirement of Borrowers under Section 7.20, Financial Covenant, of the Loan Agreement to maintain EBITDA for the fiscal quarter ending September 30, 2004 and the related obligation under Section 6.2 of the Loan Agreement to provide a compliance certificate containing any such calculation for such period.

     2. Conditions. The effectiveness of this Amendment is subject to the fulfillment, in a manner satisfactory to the Agent, of each of the following conditions precedent (the date such conditions are fulfilled or waived by the Lender is hereinafter referred to as the "Amendment Effective Date"):

           (a) Representations and Warranties; No Event of Default. The representations and warranties contained herein, in Section 5 of the Loan Agreement and in each other Loan Document and certificate or other writing delivered to the Agent or any Lender pursuant hereto on or prior to the Amendment Effective Date shall be correct on and as of the Amendment Effective Date as though made on and as of such date, except to the extent that such representations and warranties (or any schedules related thereto) expressly relate solely to an earlier date (in which case such representations and warranties shall be true and correct on and as of such date); and no Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

           (b) Delivery of Documents. The Lender shall have received on or before the Amendment Effective Date the following, each in form and substance satisfactory to the Agent and, unless indicated otherwise, dated the Amendment Effective Date:

                (i) counterparts of this Amendment duly executed by the Borrowers and the Lenders; and

                (ii) such other agreements, instruments, approvals, opinions and other documents as the Agent may reasonably request.

           (c) Proceedings. All proceedings in connection with the transactions contemplated by this Amendment, and all documents incidental thereto, shall be satisfactory to the Agent and its special counsel, and the Agent and such special counsel shall have received all such information and such counterpart originals or certified copies of documents, and such other agreements, instruments, approvals, opinions and other documents, as the Agent or such special counsel may reasonably request.

     3. Representations and Warranties. Each Borrower hereby represents and warrants to the Agent and the Lenders as follows:

           (a) Representations and Warranties; No Event of Default. The representations and warranties herein, in Section 5 of the Loan Agreement and in each other Loan Document and certificate or other writing delivered to the Agent or any Lender pursuant hereto on or prior to the Amendment Effective Date are correct on and as of the Amendment Effective Date as though made on and as of such date, except to the extent that such representations and warranties (or any schedules related thereto) expressly relate solely to an earlier date (in which case such representations and warranties are true and correct on and as of such date); and no Default or Event of Default has occurred and is continuing on the Effective Date or would result from this Amendment becoming effective in accordance with its terms.

           (b) Organization, Good Standing, Etc. Such Borrower (i) is a corporation duly organized, validly existing and in good standing under the laws of the state of its organization, (ii) has all requisite power and authority to execute, deliver and perform this Amendment and the other Loan Documents to which it is a party being executed in connection with this Amendment, and to perform the Loan Agreement, as amended hereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary except where the failure to be so qualified reasonably could not be expected to have a Material Adverse Change.

           (c) Authorization, Etc. The execution, delivery and performance by such Borrower of this Amendment and each other Loan Document to which it is a party being executed in connection with this Amendment, and the performance by such Borrower of the Loan Agreement, as amended hereby, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene such Borrower's charter or by-laws, any applicable law or any contractual restriction binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties.

     4.    Miscellaneous.
           -------------

           (a) Continued Effectiveness of the Loan Agreement. Except as otherwise expressly provided herein, the Loan Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the Amendment Effective Date (i) all references in the Loan Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment, and (ii) all references in the other Loan Documents to which any Borrower is a party to the "Loan Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as an amendment of any right, power or remedy of the Lender under the Loan Agreement or any other Loan Document, nor constitute an amendment of any provision of the Loan Agreement or any other Loan Document.

           (b) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

           (c) Headings. Section headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

           (d) Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

           (e) Costs and Expenses. The Borrowers jointly and severally agree to pay on demand all fees, costs and expenses of the Agent and each Lender in connection with the preparation, execution and delivery of this Amendment and the other related agreements, instruments and documents.

           (f) Amendment as Loan Document. Each Borrower hereby acknowledges and agrees that this Amendment constitutes a "Loan Document" under the Loan Agreement. Accordingly, it shall be an Event of Default under the Loan Agreement if (i) any representation or warranty made by a Borrower under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made, or (ii) a Borrower shall fail to perform or observe any term, covenant or agreement contained in this Amendment.

           (g) Waiver of Jury Trial. EACH BORROWER, THE AGENT AND THE LENDER EACH HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE ACTIONS OF THE AGENT OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

                                 Borrowers:
                                 ---------

                                 GENERAL DATACOMM INDUSTRIES, INC.,
                                 a Delaware corporation


                                 By:
                                    --------------------------------------------

                                 Title:
                                       -----------------------------------------


                                 GENERAL DATACOMM, INC.,
                                 a Delaware corporation


                                 By:
                                    --------------------------------------------

                                 Title:
                                       -----------------------------------------


                                 DATACOMM LEASING CORPORATION,
                                 a Delaware corporation


                                 By:
                                    --------------------------------------------

                                 Title:
                                       -----------------------------------------


                                 GDC HOLDING COMPANY, LLC,
                                 a Delaware limited liability company


                                 By:
                                    --------------------------------------------

                                 Title:
                                       -----------------------------------------


                                 GDC FEDERAL SYSTEMS, INC.,
                                 a Delaware corporation


                                 By:
                                    --------------------------------------------

                                 Title:
                                       -----------------------------------------

                                 GDC NAUGATUCK, INC.,
                                 a Delaware corporation


                                 By:
                                    --------------------------------------------

                                 Title:
                                       -----------------------------------------


                                 GDC REALTY, INC.,
                                 a Texas corporation


                                 By:
                                    --------------------------------------------

                                 Title:
                                       -----------------------------------------


                                 Agent and Lender:
                                 ----------------

                                 ABLECO FINANCE LLC,
                                 a Delaware limited liability company, on behalf of itself and its affiliated assigns


                                 By:
                                    --------------------------------------------

                                 Title:
                                       -----------------------------------------